Supplement Dated June 15, 2018 to:
Prospectus Dated May 1, 2008 for

Spectrum Select Plus

Prospectus Dated May 1, 2007 for

Spectrum Select

Policies Issued by

Liberty Life Assurance Company of Boston
LLAC Variable Account

This Supplement amends certain information contained in your variable life product (“Policy”) prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On May 1, 2018, The Lincoln National Life Insurance Company (“Lincoln Life”) acquired all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”), the insurer of your Policy.  Liberty is now wholly owned by Lincoln Life. Lincoln Life, organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities.  Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.

Also on May 1, 2018, Protective Life Insurance Company and Protective Life and Annuity Insurance Company (collectively, “Protective”) agreed to reinsure the individual life insurance policies and annuity contracts issued by Liberty.  Liberty remains the insurer of the Policies and none of the terms, features, and benefits of the Policies changed as a result of the transaction.  As of May 1st, however, Protective is responsible for customer service and administration of the Policy.

The contact information for your Policy has not changed.

The Service Center mailing address is:

100 Liberty Way, Dover NH 03820

The Service Center telephone number is:

1-800-451-7065

Pursuant to a guarantee agreement effective February 3, 1998, and amended on March 3, 2006, Liberty Mutual guaranteed Liberty Life’s contractual obligations under insurance policies and annuity contracts issued by Liberty Life for the benefit of owners of those insurance policies and annuity contracts.  This guarantee agreement terminated according to its terms as of May 1, 2018.

If you have any questions regarding the information provided in this Supplement, please contact our Service Center.